Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1) The accompanying Quarterly Report on Form 10-Q for the period ended June 30, 2013 of Clearfield, Inc. (the “Company”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 8, 2013	/s/ Cheryl P. Beranek
By: Cheryl P. Beranek, President and Chief Executive Officer
(Principal Executive Officer)

August 8, 2013	/s/ Daniel Herzog
Daniel Herzog, Chief Financial Officer
(Principal Financial and Accounting Officer)